UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2023

Digital Transformation Opportunities Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40177	85-3984427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10250 Constellation Blvd, Suite 23126, Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

(360) 949-1111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one redeemable warrant	DTOCU	The Nasdaq Stock Market LLC
Shares of Class A common stock, included as part of the units	DTOC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DTOCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Regulation FD Disclosure.

Supplement to the Definitive Proxy Statement

On February 9, 2023, the Company filed a definitive proxy statement (the ‘Definitive Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company's stockholders to be held on March 2, 2023 (the “Special Meeting”) to consider and vote on, among other proposals, a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to extend the period by which the Company is required to consummate its initial business combination (the “Extension Amendment Proposal”), and a proposal to amend the Investment Management Trust Agreement to implement the Extension (the “Trust Agreement Amendment Proposal”).

The Company has determined to clarify in the Definitive Proxy Statement that the funds in trust and any additional contributions, including any interest thereon, will not be used, now or in the future, to pay for the excise tax imposed under the Inflation Reduction Act of 2022. Further, the Company has been advised by certain of the holders of the Company’s Class B common stock, par value $0.0001 per share (the “Founder Shares”), that such holders will elect to convert all of their respective Founder Shares into an equal number of shares of the Company’s Class A common stock, par value $0.0001 per share, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved.

Accordingly, the Company has determined to amend and supplement the Definitive Proxy Statement as described in this Current Report on Form 8-K.

AMENDMENT AND SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The Company is providing additional information to its stockholders, as described in this supplement to the Definitive Proxy Statement filed with the United States Securities and Exchange Commission on February 9, 2023, in connection with the Special Meeting to be held on March 2, 2023. These disclosures should be read in connection with the Definitive Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement and all page references are to pages in the Definitive Proxy Statement. The Company makes the following amended and supplemental disclosures:

1.            Certain disclosure on page 3 of the Notice of Special Meeting and page 2 of the Definitive Proxy Statement is hereby amended and restated to read as follows:

In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, public stockholders may elect to redeem their shares of DTOC Class A common stock issued in the IPO, which shares we refer to as the “Public Shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding Public Shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a business combination is submitted to the stockholders, subject to any limitations set forth in the Certificate of Incorporation as amended by the Extension Amendment and the Redemption Limitation Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date. The initial stockholders own 8,262,500 Founder Shares. The Sponsor also owns 6,113,333 Private Placement Warrants. We have been advised by the Sponsor and our Chief Financial Officer that if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, such initial stockholders will elect to convert all of their respective Founder Shares into an aggregate of 8,262,500 shares of DTOC Class A common stock. Following conversion, such shares will vote together with the Public Shares on the Business Combination; however, as such shares were not issued as part of the IPO, such shares would not be entitled to any funds held in the Trust Account, including any interest thereon.

To exercise your redemption rights, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent prior to 5:00 p.m. Eastern time on February 28, 2023 (two business days before the Special Meeting). You may tender your shares by either delivering your share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering your shares and other redemption forms to the transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “Inflation Reduction Act”) was signed into federal law. The Inflation Reduction Act provides for, among other things, a new U.S. federal 1% excise tax (the “excise tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of the DTOC Class A common stock on or after January 1, 2023, such as the redemptions discussed herein, will likely be subject to the excise tax. The Company confirms that the funds held in the Trust Account and any additional amounts deposited into the Trust Account (including the Initial Contribution and any Additional Contributions), as well as any interest earned thereon, will not be used to pay for the excise tax.

2.            Certain disclosure on page 6 of the Definitive Proxy Statement is hereby amended and restated as follows:

Q.            How will the initial stockholders vote?

A.	The initial stockholders have advised DTOC that they intend to vote any shares of DTOC common stock over which they have voting control, in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal.

The initial stockholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal. On the Record Date, the initial stockholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 8,337,500 Founder Shares held by the Sponsor and the officers and directors of DTOC, representing approximately twenty percent (20%) of the issued and outstanding DTOC common stock. Accordingly, if all outstanding shares of DTOC common stock are present at the Special Meeting, then in addition to the Founder Shares, the Company will need 18,759,375 Public Shares, or 56.3% of the outstanding Public Shares, to vote in favor of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals. To approve the Adjournment Proposal, if all outstanding shares of DTOC common stock are present at the Special Meeting, then in addition to the Founder Shares, the Company will need 12,506,251 Public Shares, or 37.5% of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding shares of DTOC common stock are present at the Special Meeting, then the Company will need only 2,084,375 Public Shares, or 6.3% of the Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal at the Special Meeting.

In addition, we have been advised by the Sponsor and our Chief Financial Officer that if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, such initial stockholders will elect to convert all of their respective Founder Shares into an aggregate of 8,262,500 shares of DTOC Class A common stock. Following conversion, such shares will vote together with the Public Shares on the Business Combination; however, as such shares were not issued as part of the IPO, such shares would not be entitled to any funds held in the Trust Account, including any interest thereon.

3.            Certain disclosures on page 7 of the Definitive Proxy Statement are hereby amended and restated as follows:

Q.	What happens if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

A.	If there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and/or the Trust Agreement Amendment Proposal, DTOC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, if necessary, and the Trust Agreement Amendment Proposal are not approved and the Business Combination is not consummated by the Termination Date, or such later date that may be approved by DTOC stockholders, DTOC (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less amounts released to DTOC to pay its franchise and income taxes and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of DTOC’s remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to DTOC’s obligations under Delaware law, to provide for claims of creditors and other requirements of applicable law.

The initial stockholders waived their rights to participate in any liquidation distribution with respect to the 8,337,500 Founder Shares held by them. There will be no distribution from the Trust Account with respect to DTOC’s warrants, which will expire worthless in the event DTOC dissolves and liquidates the Trust Account. In addition, certain of the initial stockholders will not convert their respective Founder Shares into an aggregate of 8,262,500 shares of DTOC Class A common stock.

4.            Certain disclosures on page 20 of the Definitive Proxy Statement are hereby amended and restated as follows:

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $339.0 million (including interest not previously released to the Company to pay its taxes) as of the Record Date. Prior to their exercising redemption rights, DTOC stockholders should verify the market price of the shares of DTOC common stock, as stockholders may receive higher proceeds from the sale of their shares of DTOC common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the shares of DTOC common stock when you wish to sell your shares.

In addition, as discussed above, due to the Inflation Reduction Act, any redemption of the Public Shares on or after January 1, 2023, such as the redemptions discussed herein, will likely be subject to the excise tax. The Company confirms that the funds held in the Trust Account and any additional amounts deposited into the Trust Account (including the Initial Contribution and any Additional Contributions), as well as any interest earned thereon, will not be used to pay for the excise tax.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of DTOC, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

5.            Certain disclosures on page 24 of the Definitive Proxy Statement are hereby amended and restated as follows:

If the Extension Amendment Proposal Is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate a business combination. Therefore, our Board will abandon and not implement the Extension unless our stockholders approve the Extension Amendment Proposal and the other conditions to implementing the Extension are satisfied or waived. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Business Combination is not consummated by the Termination Date, or such later date that may be approved by DTOC stockholders, DTOC (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less amounts released to DTOC to pay its franchise and income taxes and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of DTOC’s remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to DTOC’s obligations under Delaware law, to provide for claims of creditors and other requirements of applicable law.

The initial stockholders have waived their rights to participate in any liquidation distribution with respect to the 8,337,500 Founder Shares held by them. There will be no distribution from the Trust Account with respect to DTOC’s warrants, which will expire worthless in the event DTOC dissolves and liquidates the Trust Account. In addition, certain of the initial stockholders will not convert their respective Founder Shares into 8,262,500 shares of DTOC Class A common stock.

6.            Certain disclosures on page 25 of the Definitive Proxy Statement are hereby amended and restated as follows:

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each public stockholder may seek to redeem all or a portion of its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. If the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets. Notwithstanding the foregoing, even if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, if necessary, and the Trust Agreement Amendment Proposal are approved, DTOC may nevertheless choose not to amend the Certificate of Incorporation and may liquidate on the Termination Date.

In addition, as discussed above, due to the Inflation Reduction Act, any redemption of the Public Shares on or after January 1, 2023, such as the redemptions discussed herein, will likely be subject to the excise tax. The Company confirms that the funds held in the Trust Account and any additional amounts deposited into the Trust Account (including the Initial Contribution and any Additional Contributions), as well as any interest earned thereon, will not be used to pay for the excise tax.

Notwithstanding the foregoing, pursuant to our Certificate of Incorporation, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Please see the section titled “Special Meeting — Redemption Rights” for more information on how to exercise your redemption rights.

7.            Certain disclosures on page

A new 1% U.S. federal excise tax would be imposed on the Company in connection with redemptions of shares of DTOC common stock.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “Inflation Reduction Act”) was signed into federal law. The Inflation Reduction Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations (each, a “covered corporation”) that occur after December 31, 2022. Because the Company is a Delaware corporation and its securities are traded on Nasdaq, the Company is a “covered corporation” for this purpose. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the stock repurchase excise tax base of a covered corporation during a taxable year. The stock repurchase excise tax base generally equals the fair market value of the shares repurchased (at the time of the repurchase) by the covered corporation during the taxable year. However, for purposes of calculating the stock repurchase excise tax base, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. On December 27, 2022, the IRS and the U.S. Department of the Treasury issued Notice 2023-2 to provide taxpayers with interim guidance addressing the application of the 1% excise tax. Notice 2023-2 provides an exclusive list of redemptions that are not treated as repurchases for purposes of the excise tax, including liquidations under Code Section 331.

Any redemptions in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will likely be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, (ii) the nature and amount of any financing or equity issuances in connection with the Business Combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination) and (iii) the content of regulations and other additional guidance from the U.S. Department of the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined; however, the Company will not use the funds held in the Trust Account and any additional amounts deposited into the Trust Account (including the Initial Contribution and any Additional Contributions), as well as any interest earned thereon to pay the excise tax. The foregoing could cause a reduction in the cash available on hand to complete the Business Combination and could negatively impact the Company’s ability to complete the Business Combination.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the special meeting of stockholders and the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Redemption Limitation Amendment Proposal and related matters. Information regarding the Company’s directors and executive officers is available in Company’s proxy statement for the special meeting filed with the U.S. Securities and Exchange Commission on February 9, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Definitive Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the Securities and Exchange Commission (the “SEC”) the Definitive Proxy Statement in connection with the special meeting of stockholders to consider and vote upon the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Redemption Limitation Amendment Proposal and other matters and, beginning on or about February 9, 2023, mailed the Definitive Proxy Statement and other relevant documents to its stockholders as of the January 23, 2023 record date for the special meeting. The Company’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the special meeting because these documents contain important information about the Company, the Extension Amendment Proposal and related matters. Stockholders may also obtain a free copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 10207 Clematis Court, Los Angeles, CA 90077, (360) 949-1111 or to Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing DTOC.info@investor.morrowsodali.com.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the estimated per share redemption price and related matters, as well as all other statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2023

DIGITAL TRANSFORMATION OPPORTUNITIES CORP.

By:	/s/ Kyle Francis
Name:	Kyle Francis
Title:	Chief Financial Officer